Exhibit 10.2
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [  *  ]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Agreement No. 98-0228B
AMENDMENT TO LICENSE AGREEMENT 98-0228
This Amendment is made effective as of the 16th day of December, 2008, by and between Wisconsin Alumni Research Foundation (“WARF”), a nonstock, nonprofit Wisconsin corporation, and TomoTherapy Incorporated (“TomoTherapy”), a corporation organized and existing under the laws of Wisconsin.
WITNESSETH
WHEREAS, WARF and TomoTherapy entered into license agreement 98-0228 made effective February 22, 1999, as amended April 16, 2007, (collectively, the “Agreement”); and
WHEREAS, WARF and TomoTherapy desire to amend the Agreement to modify and clarify certain rights and obligations under the Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below and in the Agreement, the parties covenant and agree as follows:
1.	Appendix B of the Agreement is hereby deleted and replaced with the attached, revised Appendix B.
2.	The following is hereby added after the last sentence of Section 2A of the Agreement as a new paragraph:
“First Right of Refusal. WARF hereby grants to TomoTherapy a first right of refusal to additional fields not included in the Licensed Field. Such right may be renewable as described in this Section 2A. If an interested third party desires to license the Licensed Patents from WARF in a field(s) of use that falls outside of the Licensed Field, WARF shall notify TomoTherapy of such and TomoTherapy may opt to add such noticed additional field(s) to the Licensed Field. TomoTherapy’s first right of refusal shall apply to each opportunity that arises for WARF to license any additional field(s) not included in the Licensed Field that has not otherwise been licensed to TomoTherapy or a prior interested third party. In order to add such noticed additional field(s), TomoTherapy must, within eight (8) weeks of receiving such notice, both (1) notify WARF in writing that it is exercising its rights under this Section 2A, indicating to which noticed additional field(s) TomoTherapy wishes to obtain rights; and (2) provide WARF with an acceptable Development Plan in the same form as Appendix E, describing the steps that TomoTherapy believes are necessary to provide products to the commercial market in the requested fields using the Licensed Patents. If such notification and Development Plan are not provided within eight (8) weeks, TomoTherapy’s then current right to include such noticed additional field(s) shall terminate, and WARF may freely license such noticed additional field(s) to the interested third party. Upon WARF’s receipt of notice and a Development Plan reasonably acceptable to WARF, WARF and TomoTherapy shall enter into good faith negotiations regarding the terms governing the license for said additional fields. WARF and TomoTherapy shall have three (3) months from the date that WARF receives notice pursuant to this Section 2A, to negotiate such a license. If WARF and TomoTherapy fail to enter a license within such time period, WARF shall be free to license such noticed fields to the interested third party.

3.	Section 3D(i) of the Agreement is hereby deleted and replaced with the following:
“(i) In addition to the Section 3B license fee, TomoTherapy agrees to pay to WARF as “earned royalties” a royalty per Therapy Unit and Upgrade or Option sold or leased by TomoTherapy at a rate determined in accordance with the following tables:

Royalty per Therapy Unit sold:	For the period:
[ * ]% of Selling Price	Starting on the effective date of this Amendment and ending [ * ]
[ * ]% of Selling Price	Starting on [ * ] and ending on [ * ]
[ * ]% of Selling Price	Starting on [ * ] and through the date that no Licensed Patent remains an enforceable patent

Royalty per Option or Upgrade sold:	For the period:
[ * ]% of the Selling Price of a Option or Upgrade	Starting on the effective date of this Amendment and through the date that no Licensed Patent remains an enforceable patent
4.
TomoTherapy agrees to pay to WARF [ * ] percent ([ * ]%) of the actual costs incurred by WARF starting on the effective date of this Amendment for filing, prosecuting and maintaining the Licensed Patent with WARF Ref. No. P01199US, “Radiation Detector with Laterally Acting Converters” and its foreign counterparts, which TomoTherapy requests WARF to file.

5.	Section 9A of the Agreement is hereby deleted and replaced with the following:
“A. WARF intends to protect the Licensed Patents against infringers or otherwise act to eliminate infringement, when, in WARF’s sole judgment, such action may be reasonably necessary, proper, and justified. In the event that TomoTherapy believes there is infringement of any Licensed Patent under this Agreement which is to TomoTherapy’s substantial detriment, TomoTherapy shall provide WARF with written notice that such infringement is occurring including reasonable evidence of the infringement. WARF shall have the right to determine the best course of action to resolve such infringement, however, in no event will WARF grant a license to any such alleged infringer to practice the inventions of the Licensed Patents thereafter without a sublicense directly from TomoTherapy. Upon request by WARF, TomoTherapy shall take action, join in an action, and otherwise provide WARF with such assistance and information as may be useful to

WARF in connection with WARF’s taking such action (if the cause of action arose during the term of this Agreement and WARF reimburses TomoTherapy for TomoTherapy’s reasonable out-of-pocket expenses). Any recovery or damages for infringement or license fees or royalties obtained through any settlement of infringement claims, except enhanced damages, derived through WARF taking such action shall be applied as follows: (a) first, to WARF to reimburse WARF for expenses incurred in litigation or negotiating a settlement, including reasonable attorneys’ fees, (b) second, to TomoTherapy to reimburse TomoTherapy for its reasonable expenses in assisting with same, including reasonable attorneys’ fees, and (c) the balance of any recovery or damages shall be divided [ * ] percent ([ * ]%) to TomoTherapy and [ * ] percent ([ * ]%) to WARF. If WARF does not take action to abate the infringement of the Licensed Patents within [ * ] months of receiving the notice described above, TomoTherapy may request that WARF do so and WARF’s compliance with TomoTherapy’s request will not be unreasonably withheld, provided TomoTherapy reimburses WARF each month for [ * ] percent ([ * ]%) of WARF’s actual incurred expenses in taking such action. Such expenses may be billed by WARF as frequently as monthly and shall be paid by TomoTherapy to WARF on a net thirty (30) days basis. Late payments shall be subject to the interest provisions set forth in Section 3F(i) for late payments. TomoTherapy shall be reimbursed for its contribution to the cost of litigation or settlement from the proceeds of such action as described in this Section 9A. TomoTherapy shall not have the right to bring any infringement action or enforce the Licensed Patents without WARF’s prior, written consent.”
5.	The following sentence is hereby added as the last sentence of Paragraph “E” of Appendix A to the Agreement:
“The Licensed Field explicitly excludes medical applications using Ions.”
6.	Paragraph “B” of Appendix A of the Agreement is hereby amended to read as such:
“B. “Products” and “Product Unit” shall mean any item or unit that employs or is in any way produced by the practice of an invention claimed in the Licensed Patents or that otherwise constitutes infringement of any claims of the Licensed Patents. Products and Product Units shall be classified either as Therapy Units, Options or Upgrades.
7.	Paragraphs “F”, “G”, “H” and “I” are hereby added to Appendix A of the Agreement:
“F. “Option” or “Upgrade” shall mean any item or unit that employs or is produced by the practice of an invention claimed in the Licensed Patents or otherwise constitutes infringement of any claims of the Licensed Patents and is not a Therapy Unit.”
“G. “Therapy Unit” shall mean any item or unit capable on its own of producing radiation for the purposes of diagnostics, imaging, or therapy and that employs or is produced by the practice of an invention claimed in the Licensed Patents or would otherwise constitute infringement of any claims of the Licensed Patents.”

“H. “Selling Price” shall mean, in the case of Products that are sold or leased, the invoice price to the end user of Products (regardless of uncollectible accounts) less any shipping costs, allowances because of returned Products, sales taxes, software or hardware non-obsolescence packages (that do not contain the inventions of the Licensed Patents), or any amounts attributable to the purchase of service plans. The “Selling Price” for a Product that is transferred to a third party for promotional purposes without charge or at a discount shall be the average invoice price to the end user of that type of Product during the applicable calendar quarter.”
“I. “Ion” shall mean an atom or a group of atoms that has acquired a net electric charge by gaining or losing one or more electrons.”
8.
TomoTherapy agrees to pay to WARF an amendment fee of $[ * ], and patent expense reimbursement of $[ * ] for U.S. and foreign patent prosecution expenses incurred up to the effective date of this Amendment within thirty (30) days of Licensee’s execution of this Amendment.

9.
Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement shall remain in effect as set forth therein and all defined terms used in this Amendment shall have the same meaning as indicated in the Agreement. In the event that this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment shall supercede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purpose of this Amendment. Each party hereto represents to the other that it has the full authority to execute, deliver and perform this Amendment in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION

By:	/s/ Craig Christianson	Date: 12/23/08
Craig Christianson, Director of Licensing

TOMOTHERAPY INCORPORATED

By:	/s/ Frederick A. Robertson Name & Title: Frederick A. Robertson, Chief Executive Officer	Date: 12/18/08
WARF Ref: Swerdloff — P91009US

Appendix B
Licensed Patents

REFERENCE		PATENT	ISSUE	APPLICATION
NUMBER	COUNTRY	NUMBER	DATE	SERIAL NUMBER

METHOD AND APPARATUS FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W )

P91009US	UNITED STATES	5,317,616	5/31/94
P91009AU	AUSTRALIA	661,640	12/12/95
P91009BE	BELGUIM	0561533		93301672.7
P91009CA	CANADA	2091275		2091275
P91009DE	GERMANY	69319010.9
P91009EP	EPO			10/715986
P91009FR	FRANCE	0561533		93301672.7
P91009GB	GREAT BRITAIN	0561533		93301672.7
P91009IL	ISRAEL	104896	5/1/97
P91009JP	JAPAN	3522300		5-58983
P91009KR	SOUTH KOREA	10-273183		4146/1993
P91009MX	MEXICO			931495
P91009NL	NETHERLANDS	0561533		93301672.7
P91009NZ	NEW ZEALAND	247042	6/4/96

RADIATION THERAPY SYSTEM WITH CONSTRAINED ROTATIONAL FREEDOM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92135US	UNITED STATES			08/071742
P92135EP	EPO	0703805	3/25/98	94920124.8
P92135DE	GERMANY	69409234.7	3/25/98	94920124.8
P92135FR	FRANCE			94920124.8
P92135GB	GREAT BRITAIN			94920124.8
P92135IL	ISRAEL			109960
P92135JP	JAPAN	8-511452	12/03/96
P92135NL	NETHERLANDS			94920124.8

RADIATION THERAPY SYSTEM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92136EP	EPO			97113658.5
P92136NL	NETHERLANDS	081006	9/27/00	081006
P92136GB	GREAT BRITAIN	081006	9/27/00	081006
P92136FR	FRANCE	081006	9/27/00	081006
P92136DE	GERMANY	69416587.5	9/27/00	081006

RADIATION THERAPY SYSTEM WITH CONSTRAINED ROTATIONAL FREEDOM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92137DE	GERMANY	69416587.5	2/17/99	94920125.5
P92137EP	EPO	0702839	2/17/99	94920125.5
P92137FR	FRANCE	0702839	2/17/99	94920125.5
P92137GB	GREAT BRITAIN	0702839	2/17/99	94920125.5
P92137IL	ISRAEL			109961
P92137JP	JAPAN	8-511453	12/03/96
P92137NL	NETHERLANDS	0702839	2/17/99	94920125.5
RADIATION THERAPY SYSTEM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92138EP	EPO	0810005	9/27/00	97113657.7
P92138GB	GREAT BRITAIN	0810005	9/27/00	97113657.7
P92138FR	FRANCE	0810005	9/27/00	97113657.7
P92138NL	NETHERLANDS			97113657.7
P92138DE	GERMANY	69426036.6	9/27/00	97113657.7
DYNAMIC COLLIMATOR FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W, RECKWERDT Paul J)

P92138US	UNITED STATES	5,442,675	8/15/95
VERIFICATION SYSTEM FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92140US	UNITED STATES	5,394,452	2/28/95
P92140IL	ISRAEL			109962

MULTI-LEAF RADIATION ATTENUATOR FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92142US	UNITED STATES	5,351,280	9/27/94
P92142DE	GERMANY	69410463.9	5/20/98	94920712.0
P92142EP	EPO	0703806	5/20/98	94920712.0
P92142FR	FRANCE	0703806	5/20/98	94920712.0
P92142GB	GREAT BRITAIN	0703806	5/20/98	94920712.0
P92142IL	ISRAEL			109962
P92142JP	JAPAN	3553943	5/14/04	7-502084
P92142NL	NETHERLANDS	0703806	5/20/98	94920712.0
MULTI-LEAF RADIATION ATTENUATOR FOR RADIATION THERAPY WITH VERIFICATION SYSTEM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92143EP	EPO	0832669	8/18/04	97100108.6
P92143NL	NETHERLANDS	0773042	10/6/04	97100108.6
P92143GB	GREAT BRITAIN	0773042	10/6/04	97100108.6
P92143FR	FRANCE	0773042	10/6/04	97100108.6
P92143DE	GERMANY	69434055.6	8/18/04	97100108.6
MULTI-LEAF RADIATION ATTENUATOR FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P92144EP	EPO	0832669	8/18/04	97118687.9
P92144NL	NETHERLANDS	0832669	8/18/04	97118687.9
P92144GB	GREAT BRITAIN	0832669	8/18/04	97118687.9
P92144FR	FRANCE	0832669	8/18/04	97118687.9
P92144DE	GERMANY	69433954.7	8/18/04	97118687.9

DELIVERY MODIFICATION SYSTEM FOR RADIATION THERAPY (FITCHARD Edward E, OLIVERA Gustavo H, RECKWERDT Paul J, MACKIE Thomas R)

P92220JP	JAPAN
METHOD AND APPARATUS FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P94001US	UNITED STATES	5,528,650	6/18/96
DELIVERY MODIFICATION SYSTEM FOR RADIATION THERAPY (FITCHARD Edward E, OLIVERA Gustavo H, RECKWERDT Paul J, MACKIE Thomas R)

P95061EP	EPO	0810005	9/27/00	97113657.7
RADIATION THEATMENT PLANNING METHOD AND APPARATUS (HOLMES Timothy W)

P95083US	UNITED STATES	5,647,663	7/15/97
METHOD OF REGISTERING A RADIATION TREATMENT PLAN TO A PATIENT (RECKWERDT Paul J, MACKIE Thomas R)

P95107US	UNITED STATES	5,673,300	9/30/97
P95107CA	CANADA			2,207,539
P95107EP	EPO	0812605	8/18/04	97303909.2
P95107JP	JAPAN			09-167979
P95107FR	FRANCE	0812605	8/18/04	97303909.2
P95107DE	GERMANY	0812605	8/18/04	97303909.2
P95107GB	GREAT BRITAIN	0812605	8/18/04	97303909.2
P95107IT	ITALY	0812605	8/18/04	97303909.2
P95107NL	NETHERLANDS	0812605	8/18/04	97303909.2

RADIATION THERAPY SYSTEM WITH CONSTRAINED ROTATIONAL FREEDOM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P95141US	UNITED STATES	5,548,627	8/20/96
DYNAMIC BEAM FLATTENING APPARATUS FOR RADIATION THERAPY (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P95201US	UNITED STATES	5,625,663	4/29/97
INTERFACE FOR RADIATION THERAPY MACHINE (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P95202US	UNITED STATES	5,661,773	8/26/97
RADIATION THERAPY SYSTEM WITH CONSTRAINED ROTATIONAL FREEDOM (SWERDLOFF Stuart J, MACKIE Thomas R, HOLMES Timothy W)

P95254US	UNITED STATES	5,724,400	3/3/98
METHOD AND APPARATUS FOR CALIBRATION OF RADIATION THERAPY EQUIPMENT AND VERIFICATION OF RADIATION TREATMENT (MACKIE Thomas R, RECKWERDT Paul J, MCNUTT Todd R)

P98069US	UNITED STATES	6,345,114	2/5/02
METHOD AND APPARATUS FOR CALIBRATION OF RADIATION THERAPY EQUIPMENT AND VERIFICATION OF RADIATION TREATMENT (MACKIE Thomas R, RECKWERDT Paul J, MCNUTT Todd R)

P98167IL	ISRAEL	122219

METHOD USING POST-PATIENT RADIATION MONITOR TO VERIFY ENTRANCE RADIATION AND DOSE IN A RADIATION THERAPY MACHINE (OLIVERA Gustavo H, KAPATOES Jeffrey M, MACKIE Thomas R, RECKWERDT Paul J, FITCHARD Edward E, ZACHMAN Julie C)

P99030US	UNITED STATES	6438202	8/20/02	09/555468
P99030WO	W.I.P.O.			US99/17673
P99030EP	EPO			99940880.0
P99030AU	AUSTRALIA	747524	8/29/02	54651/99
P99030CA	CANADA	2339270	10/7/03	2339270
P99030FR	FRANCE	1100587	8/3/07	99940880.0
P99030DE	GERMANY		8/3/07	99940880.0
P99030GB	GREAT BRITAIN			99940880.0
P99030IL	ISRAEL			141203
P99030JP	JAPAN	33775992	3/3/06	2000-563348
P99030KR	KOREA			2001-7001600
P99030MX	MEXICO	240460	9/22/06	2001-001371
P99030NL	NETHERLANDS			99940880.0
P99030NZ	NEW ZEALAND	509666	3/29/04	509666
P99030SE	SWEDEN			99940880.0

DELIVERY MODIFICATION SYSTEM FOR RADIATION THERAPY (FITCHARD Edward E, OLIVERA Gustavo H, RECKWERDT Paul J, MACKIE Thomas R)

P99031US	UNITED STATES	6385286		09/582538
P99031AU	AUSTRALIA	746987	8/22/08	54654/99
P99031CA	CANADA	2339497	10/7/03	2339497
P99031DE	GERMANY	1102611	5/3/06	99940882.6
P99031EP	EPO	1102611	5/3/06	99940882.6
P99031FR	FRANCE	1102611	5/3/06	99940882.6
P99031GB	GREAT BRITAIN	1102611	5/3/06	99940882.6
P99031IL	ISRAEL	141204	11/20/07	141204
P99031IT	ITALY	1102611	5/3/06	99940882.6
P99031JP	JAPAN	3749119	12/9/05	2000-563350
P99031KR	KOREA			2001-7001598
P99031NL	NETHERLANDS	1102611	5/3/06	99940882.6
P99031NZ	NEW ZEALAND	509667	12/8/03	509667
P9903MX	MEXICO	222903	9/23/04	2001-001368
P99031SE	SWEDEN	1102611	5/3/06	99940882.6
P99031WO	W.I.P.O			US99/17675
DELIVERY MODIFICATION SYSTEM FOR RADIATION THERAPY (FITCHARD Edward E, OLIVERA Gustavo H, RECKWERDT Paul J, MACKIE Thomas R)

P99354EP	EPO	05001901.7
P99354IL	ISRAEL	173494

DELIVERY MODIFICATION SYSTEM FOR RADIATION THERAPY (FITCHARD Edward E, OLIVERA Gustavo H, RECKWERDT Paul J, MACKIE Thomas R)

P99355JP	JAPAN
DELIVERY MODIFICATION SYSTEM FOR RADIATION THERAPY (FITCHARD Edward E, OLIVERA Gustavo H, RECKWERDT Paul J, MACKIE Thomas R)

P99357EP	EPO
METHOD USING POST-PATIENT RADIATION MONITOR TO VERIFY ENTRANCE RADIATION AND DOSE IN A RADIATION THERAPY MACHINE (OLIVERA Gustavo H, KAPATOES Jeffrey M, MACKIE Thomas R, RECKWERDT Paul J, FITCHARD Edward E, ZACHMAN Julie C)

P99026US	UNITED STATES	6560311	5/6/03	09/762282
P99026WO	W.I.P.O.			US99/17674
P99026EP	EPO	1102610		99940881.8
P99026AU	AUSTRALIA	757570	6/19/03	54653/99
P99026CA	CANADA	2339534	2/17/04	2339534
P99026FR	FRANCE			99940881.8
P99026DE	GERMANY	69934893	11/8/07	99940881.8
P99026GB	GREAT BRITAIN			99940881.8
P99026IL	ISRAEL	141292	3/19/06	141292
P99026JP	JAPAN	3775993	3/3/06	2000-563349
P99026KR	KOREA			2001-7001599
P99026MX	MEXICO	222855	9/22/04	2001-001370
P99026NL	NETHERLANDS			99940881.8
P99026NZ	NEW ZEALAND	509668	6/8/04	509668

METHOD AND APPARATUS FOR CALIBRATION OF RADIATION THERAPY EQUIPMENT AND VERIFICATION OF RADIATION TREATMENT (MACKIE Thomas R, RECKWERDT Paul J, MCNUTT Todd R)

P02190US	UNITED STATES	6636622	10/21/03	10/038379
MEGAVOLTAGE COMPUTED TOMOGRAPHY DURING RADIOTHERAPY (MACKIE Thomas R, RUCHALA Kenneth J, OLIVERA Gustavo H)

P99192US	UNITED STATES	6618467	9/9/03	09/913084
P99192CA	CANADA	2368764	3/2/05	2368764
P99192DE	GERMANY	60018394.7	3/2/05	00921493.3
P99192EP	EPO	1165182	3/2/05	00921493.3
P99192FR	FRANCE	1165182	3/2/05	00921493.3
P99192GB	GREAT BRITAIN	1165182	3/2/05	00921493.3
P99192IL	ISRAEL	145292	1/6/07	145292
P99192JP	JAPAN	3746679	12/2/05	2000-609134
P99192NL	NETHERLANDS	1165182	3/2/05	00921493.3
P99192PV	PROVISIONAL			60/127630
P99192SE	SWEDEN	1165182	3/2/05	00921493.3
P99192WO	W.I.P.O			US00/08291

RADIATION DETECTOR WITH LATERALLY ACTING CONVERTERS (HINDERER Ralf, KELLER Harald, MACKIE Thomas R, KAPATOES Jeffrey M, PEARSON David W, RECKWERDT Paul J, SCHMIDT Richard C)

P01199US	UNITED STATES	7186986	3/6/07	10/451932
P01199CA	CANADA			2450229
P01199EP	EPO			02742149.4
P01199PV	PROVISIONAL			60/299097
P01199WO	W.I.P.O.			US02/19154
[ * ]

P02341US	UNITED STATES	10/715986
P02341EP	EPO	04755204.7
P02341WO	W.I.P.O.	US2004/018890
P02341DE	GERMANY	04755204.7
P02341FR	FRANCE	04755204.7
P02341GB	GREAT BRITAIN	04755204.7
P02341NL	NETHERLANDS	04755204.7
P02341SE	SWEDEN	04755204.7
[ * ]

P03220US	UNITED STATES	10/702810
P03220EP	EPO	04755202.1
P03220PV	PROVISIONAL	60/478584
P03220WO	W.I.P.O.	US2004/018888

CORRECTION OF PATIENT ROTATION ERRORS IN RADIOTHERAPY USING COUCH TRANSLATION (MACKIE Thomas R, BOSWELL Sarah A, JERAJ Robert , KELLER Harald, KISSICK Michael W, *PEARSON David W, *OLIVERA Gustavo H, *RUCHALA Kenneth J)

P03382US	UNITED STATES	7302038	11/27/07	10/949831
[ * ]

P04215US	UNITED STATES	11/110461
P04215PV	PROVISIONAL	60/618846
[ * ]

P07283US	UNITED STATES
P07283WO	W.I.P.O.	PCT/US08/55161